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                                                                    EXHIBIT 10.6




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                              WARRANT AGREEMENT OF
                         NATIONAL AIRMOTIVE CORPORATION

                                 283,849 SHARES

                            Dated as of June 1, 1995

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                         COMMON STOCK PURCHASE WARRANTS

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         WARRANT AGREEMENT dated as of June 1, 1995 between NATIONAL AIRMOTIVE
CORPORATION, a California corporation (the "Company"), the Company as Warrant Agent, and CANPARTNERS INVESTMENTS III, L.P. (the "Warrant Holder" or "Holder").

         The Company proposes to issue the Common Stock Purchase Warrants as hereinafter described (the "Warrants") to purchase an aggregate of 283,849 shares of its Common Stock (the "Common Stock"), $0.01 par value per share (the shares of Common Stock issuable on exercise of the Warrants being referred to herein as the "Warrant Shares"), in favor of Warrant Holder.

         In consideration of the benefits and services provided to the Company by the Warrant Holder, including but not limited to that certain loan in the amount of $3,000,000.00 (the "Loan") evidenced by a Loan and Security Agreement of even date herewith (the "Loan Agreement"), and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the Holders, the Company and the Warrant Holder hereby agree as follows:

         SECTION 1.      TRANSFERABILITY AND FORM OF THE WARRANTS.

                 1.1 REGISTRATION. The Warrants shall be numbered and shall be registered on the books of the Company maintained at the principal office of the Company in Oakland, California (the "Warrant Register"). The Company shall be entitled to treat the registered Holder of a Warrant as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any Company registration or transfer of a Warrant which is registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with such knowledge of such facts that its participation therein amounts to bad faith.

                 1.2 TRANSFER GENERAL. Subject to the terms hereof and to applicable securities laws, the Warrants shall be freely transferable by the Holders thereof. A Warrant shall be transferable only on the books of the Company maintained at its principal office upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and to remain with the Company in its discretion. Upon any registration of transfer, the Company shall countersign and deliver a new Warrant to the persons entitled thereto. The Company or the Warrant Agent may require the payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any such transfer.



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                 1.3     FORM OF THE WARRANTS.  The text of the Warrants and of
the form of election to purchase Warrant Shares (the "Purchase Form") shall be substantially as set forth in Exhibit A attached hereto. Each Warrant shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, President or one of its Vice Presidents, under its corporate seal reproduced thereon, and attested by its Secretary or an Assistant Secretary.

      A Warrant shall be dated as of the date of countersignature thereof by the Company upon initial issuance.

         SECTION 2. TERM OF THE WARRANTS; RESTRICTION ON EXERCISE AND DEEMED EXERCISE; EXERCISE OF THE WARRANTS; WARRANT PRICE, ETC.

                 2.1 TERM OF THE WARRANTS. Subject to the terms of this Agreement, the Holder shall have the right, which may be exercised at any time and from time to time until a date ten years from the date hereof, to purchase from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to purchase on exercise of such Warrant. If the last day for the exercise of the Warrants shall not be a business day, then the Warrants may be exercised on the next succeeding business day.

                 2.2 RESTRICTION ON EXERCISE AND DEEMED EXERCISE. For the four years immediately following the date of this Agreement, there shall be a restriction on the exercise of the Warrants unless any of the following shall occur:

                         (a) there is any transfer of shares of Preferred Stock or Common Stock of the Company by First Aviation Services, Inc. (the "Principal Holder") to someone other than
                 (i) any corporation or partnership all of the outstanding securities and other interests of which are owned by the Principal Holder, (ii) any individual or corporation who owns directly or indirectly all of the outstanding securities and other interests of the Principal Holder, or (iii) any other corporation or entity that is controlled by or under common control with the Principal Holder and investors in the Principal Holder or such affiliates (such entities and persons, a "PH Affiliate"),

                         (b) the Company issues any shares of its Preferred Stock or Common Stock, or any rights, options, or warrants containing the right to subscribe for or purchase shares of its Preferred Stock or Common Stock or securities convertible into shares of the Company's Preferred Stock or Common Stock, other than (i) shares of Series A Preferred Stock issued as dividends on the Company's outstanding Series A Preferred Stock, (ii) the issuance to officers of the Company and other key employees of the Company of shares of Common Stock or rights, options or warrants containing the right to subscribe for or purchase shares of Common Stock, representing, in the aggregate, no more than ten percent (10%) of the common equity that would be outstanding on the date of this Agreement assuming all of the Warrants had been




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                 exercised, if the number of shares subject to the Warrants is reduced pursuant to Section 8, (iii) the issuance of shares of preferred stock of the Company in one or more series, provided any such series of preferred stock contains a prohibition on the redemption of such shares of preferred stock for so long as a Warrant is outstanding, has a liquidation preference no more favorable than the Series A Preferred Stock, and is entitled to receive dividends at a rate and on terms no more favorable than the Series A Preferred Stock, or (iv) the issuance of shares of non-voting Common Stock of the Company to the Principal Holder in exchange or in cancellation of, on a one-for-one basis, shares of voting Common Stock of the Company.

                         (c) the Company files a federal income tax return for any tax year following the date of this Agreement that does not reflect it as part of a consolidated group including First Aviation Services, Inc., or

                         (d) the sale, lease, exchange or other transfer (in one or a series of related transactions) of all or substantially all of the assets of the Company.

Each of the preceding shall be referred to as a "Deemed Exercise Event." In the event a Deemed Exercise Event shall occur, the restriction on exercise of the Warrants shall be eliminated and each Warrant Holder shall be deemed to exercise the Warrants held by such Warrant Holder (a "Deemed Exercise"). The Deemed Exercise shall be effective with respect to each Warrant Holder upon the occurrence of the applicable Deemed Exercise Event unless (i) the Warrant
Holder shall notify the Company in writing within 30 days of the date such Warrant Holder receives written notice from the Company of the occurrence of such Deemed Exercise Event that such Warrant Holder elects not to exercise its Warrants or (ii) the Warrant Holder shall fail to comply with the requirements for exercise of the Warrants set forth in Section 2.3 within 30 days following the receipt of written notice from the Company of the occurrence of a Deemed Exercise Event. The Warrants shall, if not exercised prior thereto, be deemed exercised in full concurrent with the consummation of an initial public offering of the Common Stock of the Company pursuant to a registration statement filed in accordance with the Securities Act that yields $10.0 million or more in net proceeds to the Company.

                 2.3 EXERCISE OF THE WARRANTS. The Warrants may be exercised upon surrender to the Company, at its principal office, of the certificate evidencing the Warrants to be exercised, together with the Purchase Form on the reverse thereof duly filled in and signed, and upon payment to the Company, of the Warrant Price (as defined in and determined in accordance with the provisions of Section 2 hereof), for the number of Warrant Shares in respect of which such Warrants are then exercised. Upon partial exercise, a Warrant Certificate for the unexercised portion shall be delivered to the Holder. Payment of the aggregate Warrant Price shall be made in cash, by certified or official bank check.



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                 Subject to Section 3 hereof, upon such surrender of the
Warrants and payment of the Warrant Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrants. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Warrant Price, as aforesaid, or, in the case of a Deemed Exercise, as of the date of the Deemed Exercise; provided, however, that if, at the applicable date, the transfer books for the Warrant Shares or other class of stock purchasable upon the exercise of such Warrants shall be closed, the certificates for the Warrant Shares in respect of which such Warrants are then exercised shall be issuable as of the date on which such books shall next be opened (whether before or after the Expiration Date) and until such date the Company shall be under no duty to deliver any certificate for such Warrant Shares; provided, further, that the transfer books of record, unless otherwise required by law, shall not be closed at any one time for a period longer than 20 calendar days.

                 2.4 COMPLIANCE WITH GOVERNMENT REGULATIONS. Holder acknowledges that none of the Warrants or Warrant Shares has been registered under the Securities Act, and may be sold or disposed of in the absence of such registration only pursuant to an exemption from such registration and in accordance with this Agreement. The Warrants and the Warrant Shares will bear a legend to the following effect:

         "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE OR OTHER DISPOSITION OR PLEDGE OF THESE SECURITIES OR THE SECURITIES UNDERLYING THESE SECURITIES CAN BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY OR A NO ACTION LETTER OR INTERPRETIVE OPINION OF THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT."

                 2.5 WARRANT PRICE. The price per share at which Warrant Shares shall be purchasable upon exercise of the Warrants (the "Warrant Price") shall be $0.35.

         SECTION 3. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Warrants and Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of the Warrants or certificates for Warrant Shares in a name other than that of the Holder of such Warrants.



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         SECTION 4.      MUTILATED OR MISSING WARRANTS.  In case any Warrant
shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant certificate of like tenor and representing an equivalent right or interest; but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant certificate and indemnity or bond, if requested, also reasonably satisfactory to them. An applicant for such substitute Warrant certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

         SECTION 5.      RESERVATION OF WARRANT SHARES.

                 5.1 RESERVATION OF WARRANT SHARES. There have been reserved, and the Company shall at all times keep reserved, out of its authorized but unissued shares of Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by the outstanding Warrants. The transfer agent for the Common Stock ("Transfer Agent"), and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be and are hereby irrevocably authorized and directed at all times until the Expiration Date to reserve such number of authorized but unissued shares as shall be requisite for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Company covenants that all Warrant Shares which may be issued upon exercise of the Warrants will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof. The Company will supply such Transfer Agent and any subsequent transfer agent with duly executed stock certificates for such purpose. The Warrants surrendered in the exercise of the rights thereby evidenced shall be cancelled by the Company.

                 5.2 CANCELLATION OF THE WARRANTS. In the event the Company shall purchase or otherwise acquire the Warrants, the same shall be cancelled and retired.

         SECTION 6. RESTRICTIONS ON CORPORATE ACTIONS AND ADJUSTMENTS TO WARRANT SHARES AND WARRANT PRICE.

                 6.1     PRESERVATION OF RIGHTS UPON MERGER, CONSOLIDATION,
ETC. In case of any consolidation of the Company with or merger of the Company into another corporation or in case of any sale, transfer or lease to another corporation of all or substantially all the property of the Company, the Company or such successor or purchasing corporation, as the case may be, shall execute an amendment to this Agreement that each Holder shall have the right thereafter upon payment of the Warrant Price in effect immediately prior to such action to purchase upon exercise of the Warrants the kind and amount of shares and/or other securities and/or property which he would have owned or have been entitled to receive upon the happening of such consolidation, merger, sale, transfer or lease had such Warrants been exercised immediately prior to such action and that upon such consolidation, merger, sale, transfer or lease, each Warrant Holder shall thereafter receive the pro rata amount of dividends, interest or other income on or from such shares or other securities and property during the term of a Warrant. The provisions of this Section 6.1 shall similarly apply to successive consolidations, mergers, sales, transfers or leases.



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                 6.2     RESTRICTIONS ON CORPORATE ACTIONS. For so long as a
Warrant remains outstanding, the Company shall not issue any capital stock in a reclassification of the Common Stock (other than in any such reclassification in connection with a consolidation or merger in which the Company is the continuing entity and to which the provisions of Section 6.1 shall apply).

                 6.3 ADJUSTMENT OF WARRANT PRICE AND NUMBER OF WARRANT SHARES FOR SUBDIVISION OR COMBINATION. In case the Company shall at any time after the date of this Agreement (i) subdivide its outstanding shares of Common Stock or (ii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the number of Warrant Shares purchasable upon exercise of the Warrant immediately prior thereto shall be adjusted so that the Holder of the Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company that he would have owned or have been entitled to receive after the subdivision or combination, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event. Such adjustment shall be made successively whenever any subdivision or combination shall occur. The Warrant Price payable upon exercise of the Warrant shall be adjusted by multiplying the Warrant Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares purchasable immediately thereafter.

                 6.4 NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant or the Warrant Price of such Warrant Shares is adjusted, as herein provided, the Company shall mail by first class, postage prepaid, to each Holder notice of such adjustment or adjustments and shall deliver to the Holder a copy of a certificate of either the Board of Directors of the Company or of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Warrant Shares purchasable upon the exercise of the Warrant and the Warrant Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

                 6.5 STATEMENT ON THE WARRANT. Irrespective of any adjustments in the Warrant Price or the number of shares of Common Stock purchasable upon the exercise of the Warrant, the Warrant theretofore or thereafter issued may continue to express the same price and number of shares as are stated in the Warrant initially issuable pursuant to this Agreement, subject to any transfers previously registered.



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         SECTION 7.      REGISTRATION RIGHTS.

                 7.1     CERTAIN DEFINITIONS.

                 As used in this Warrant Agreement, the following terms shall have the following respective meanings:

                         (a)      COMMISSION means the Securities and Exchange
Commission.

                         (b)      EXCHANGE ACT means the Securities Exchange
Act of 1934, as amended, or any successor act, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

                         (c)      REGISTRABLE SECURITIES means the Shares
issued or issuable upon exercise of the Warrants. As to any particular Registrable Security, once issued, such security shall cease to be one of the Registrable Securities when (x) such security shall have been transferred to any person pursuant to an effective registration statement, (y) such security shall have been transferred to any person that is not an Affiliate (as defined in the Exchange Act) of the initial Warrant Holder pursuant to Rule 144 (or any successor provision) under the Securities Act and the shares thereupon become freely tradeable, subject to any restrictions pursuant to the Shareholders Agreement dated May __, 1995 by and among the Company, the Warrant Holder, the Principal Holder and the holders of common stock and warrants of the Company, or (z) such security shall have ceased to be outstanding.

                         (d)      REGISTRATION EXPENSES means all expenses
incident to the Company's performance of or compliance with the registration rights herein, including, without limitation, all registration, filing, listing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, fees and expenses of Company's counsel and independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, and any fees and disbursements of underwriters customarily paid by issuers and sellers of securities; provided, however, that Registration Expenses shall not include fees and expenses of counsel for the holders of Registrable Securities nor shall it include underwriting discounts, commissions and transfer taxes, if any, relating to the offer and sale of Registrable Securities, all of which shall be borne by such holders.

                         (e)      SECURITIES ACT means the Securities Act of
1933, as amended, or any successor act thereto, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.


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                 7.2     REGISTRATION.

                         (a)      COMPANY REGISTRATION.  If (without any
obligation to do so) the Company proposes to register (including for this purpose any registration effected by the Company for holders other than the holders of Registrable Securities) any of its Common Stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration on Forms S-4 or S-8 or equivalent successor forms), then the Company shall, at such time, promptly give all holders of Registrable Securities written notice of such registration. Any such registration effected by the Company is referred to herein as a "Company Registration." Upon the written request of such holders given within twenty (20) days after the giving of such notice by the Company, the Company shall, subject to the provisions of Section 7.2(c) below, cause to be included in such registration statement and registered under the Securities Act all of the Registrable Securities that each such Participating Holder has requested to be registered.

                         (b)      EXPENSES.  The Company shall pay all
Registration Expenses incurred in connection with the registration of Registrable Securities pursuant to Section 7.2(a).

                         (c)      PRIORITY IN REQUESTED REGISTRATIONS.  If the
Company Registration pursuant to Section 7.2(a) involves an underwritten offering, and the managing underwriter shall advise the Company in writing, with a copy to the Participating Holders that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering; the Company will include in such registration statement to the extent of the number of securities which the Company is so advised can be sold in such offering (i) first, the securities to be sold for the account of the Company to be included in the Company Registration, and (ii) second, the Registrable Securities and other securities of the Company entitled to similar registration rights, if any, pro rata, in proportion to the number of Registrable Securities and other securities requested to be included in such registration statement.

                 7.3     REGISTRATION PROCEDURES.

                         (a)      If and whenever the Company is required to
use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 7.2, the Company, as expeditiously as possible and subject to the terms and conditions of Section 7.2, will:

                                  (i)     prepare and file with the Commission
the requisite registration statement to effect such registration and use its best efforts to cause such registration to become effective;

                                  (ii)    prepare and file with the Commission
such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of 90 days after such registration statement becomes effective;


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                                  (iii)   furnish to each Participating Holder
such number of conformed copies of such registration statement and of each such amendment and supplement thereto, such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as each Participating Holder may reasonably request;

                                  (iv)    use its best efforts to register or
qualify all Registrable Securities covered by such registration statement under such other United States state securities or blue sky laws of such jurisdictions as each Participating Holder shall reasonably request, to keep such registration statement qualification in effect for the period referred to in Section 7.3(a)(ii) hereof, and take any other action which may be reasonably necessary or advisable to enable each Participating Holder to consummate the disposition in such jurisdictions of the securities owned by each Participating Holder, except that the Company shall not for any such purpose be required to
(a) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision
(iv) be obligated to be so qualified, (b) subject itself to taxation in any such jurisdiction or (c) consent to general service of process in any such jurisdiction;

                                  (v)     use its best efforts to cause all
Registrable Securities covered by such registration statement to be registered with or approved by such other United States state governmental agencies or authorities as may be necessary to enable each Participating Holder to consummate the disposition of such Registrable Securities;

                                  (vi)    use its best efforts to furnish to
any underwriter for Participating Holders a signed counterpart, addressed to such underwriter, if any, of

                                  (1)     an opinion of counsel for the
         Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), satisfactory to such underwriter in its reasonable judgment, and

                                  (2)     a "comfort" letter, dated the
         effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters as such underwriters, if any, may reasonably request;


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
                                  (vii)   immediately notify the Participating
Holders at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and at the request of the Participating Holders promptly prepare and furnish to the Participating Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                                  (viii)  otherwise use its best efforts to
comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act, and not file any amendment or supplement to such registration statement or prospectus to which a majority of the Participating Holders shall have reasonably objected in writing on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder, having been furnished with a copy thereof (other than with respect to a pricing amendment or a prospectus filed pursuant to Rule 424(b)(1) under the Securities Act) at least two business days prior to the filing thereof;

                                  (ix)    provide a transfer agent and
registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

                                  (x)     use its best efforts to list all
Registrable Securities covered by such registration statement on the securities exchange, if any, on which the Common Stock is then listed.

                         (b)      The Company may require each Participating
Holder to furnish the Company with such information and undertakings as it may reasonably request regarding the holders requesting registration and the distribution of such securities as the Company may from time to time reasonably request in writing, including the agreement not to sell any Registrable Security not included in the registration statement in a market transaction for a reasonable period following the consummation of an underwritten initial public offering of the Common Stock of the Company pursuant to a registration statement filed in accordance with the Securities Act that yields $10.0 million or more in net proceeds to the Company, provided that such period shall not exceed 180 days and any such restriction on sales shall apply to all holders, either directly or indirectly, of more than 5% of the Common Stock of the Company.


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
                         (c)      Each Participating Holder agrees (A) that
upon receipt of any notice from the Company of the happening of any event of the kind described in Section 7.3(a)(vii), such holder will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until receipt by such Participating Holder of the copies of the supplemented or amended prospectus contemplated by subdivision (a)(vii) of this Section 7.3 and, if so directed by the Company, will deliver to the Company all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities at the time of receipt of such notice and (b) that it will immediately notify the Company, at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which information previously furnished by such Participating Holder to the Company in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In the event the Company or any Participating Holder shall give any such notice, the period referred to in Section 7.3(a)(ii) shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to Section 7.3(a)(vii) to and including the date when such holder shall have received the copies of the supplemented or amended prospectus contemplated by Section 7.3(a)(vii).

                         (d)      Nothing in this Agreement to the contrary,
the Company will not be required to file such a registration statement with respect to, or include in any registration statement, any Registrable Securities if the Company obtains an opinion (in form and substance satisfactory to the holder requesting registration) of counsel acceptable to the holder of such Registrable Securities to the effect that the sale of the Registrable Securities in the manner contemplated by such holder may be effected without registration regardless of the identity or status of the buyer(s) of such Registrable Securities and that such securities are freely tradeable.

         7.4     INDEMNIFICATION.

                 (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration under the Securities Act pursuant to Section 7 hereof of any Registrable Securities covered by such registration, the Company will, and hereby does, indemnify and hold harmless the Participating Holders, their directors and officers, each other person who participates as an underwriter in the offering or sale of such securities (if so required by such underwriter as a condition to including the Participating Holders' Registrable Securities in such registration) and each other person, if any, who controls the Participating Holders or any such underwriter within the meaning of the Securities Act, to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation and as incurred, reasonable costs of investigating, preparing or defending, or if not a party, of responding as a witness or as custodian of documents or in any manner related thereto, and reasonable attorneys' fees and expenses incurred in connection therewith), joint or several, to which the Participating Holders or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions, proceedings or investigations, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or any document incorporated therein by reference, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Participating Holders and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Participating Holder either specifically for inclusion therein or which the Company has informed the Participating Holder will be used for such purposes; provided further that the Company shall not be liable to any person who participates as an underwriter in the offering or sale of Registrable Securities or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such person's failure to send or give a copy of the final prospectus to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus.

                 (b) INDEMNIFICATION BY THE PARTICIPATING HOLDERS. The Company may require, as a condition to including any Registrable Securities of the Participating Holders in any registration statement filed pursuant to
Section 7, that the Company shall have received an undertaking satisfactory to it from the Participating Holders to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 7.4) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Participating Holders either specifically for inclusion therein or which the Company has informed the Participating Holders will be used for such purposes.

                 (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 7.4, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 7.4, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall consent to entry of any judgment or enter into any settlement without the consent of the indemnified party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                 (d) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subdivisions of this Section 7.4 (with appropriate modifications) shall be given by the Company and the Participating Holders with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

                 (e) CONTRIBUTION. If the indemnification provided for in this Section 7.4 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, to the extent such indemnification is unavailable, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4(e) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any person.

                 If indemnification is available under this Section 7.4, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 7.4(a) and 7.4(b) without regard to the relative fault of said indemnifying parties or indemnified party or any other equitable consideration provided for in this Section 7.4(e).

                 7.5 INCORPORATION OF CERTAIN RIGHTS UNDER SHAREHOLDERS AGREEMENT. The rights and obligations of the Warrant Holder pursuant to Articles III, IV, V and VI of the Shareholders Agreement related to "Tag-Along Rights," "Drag-Along Rights," "Repurchase of Shares by the Company," and "Call and Put Options" are incorporated in this Agreement as though set forth herein.

         SECTION 8. CANCELLATION UPON EARLY PAYMENT OF LOAN. If the Loan is repaid in full prior to July 5, 1996, the number of shares of Common Stock purchasable upon exercise of the Warrants shall be reduced by 83,485, as such number may be adjusted pursuant to the provisions of Section 6.3 of this Agreement.

         SECTION 9. FRACTIONAL INTERESTS. The Company shall not be required to issue fractional Warrant Shares on the exercise of the Warrants. If any fraction of a Warrant Share would, except for the provisions of this
Section 9, be issuable on the exercise of the Warrants (or specified portion thereof), the Company shall issue one full share in lieu of such fractional share.

         SECTION 10. NO RIGHTS TO VOTE OR TO STOCKHOLDER NOTICES FOR HOLDER. Nothing contained in this Agreement or in the Warrants shall be construed as conferring upon a Holder or any transferees the right to vote or to consent to or receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter.

         SECTION 11. INSPECTION OF WARRANT AGREEMENT. The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by a Holder during normal business hours at its principal office.

         SECTION 12. IDENTITY OF TRANSFER AND WARRANT AGENT. Forthwith upon the appointment of any subsequent transfer agent for the Common Stock or Warrant Agent, or any other shares of the Company's capital stock issuable upon the exercise of the Warrants, the Company will notify the Warrant Holders of the name and address of such subsequent transfer agent.

         SECTION 13. NOTICES. Any notice pursuant to this Agreement by any Holder to the Company, shall be in writing and shall be mailed first class, postage prepaid, or delivered to the Company at its office at 7200 Lockheed Street, Oakland, California 94621-4504, Attention: Chief Executive Officer, with a copy to First Equity Development, 3 River Bend Center, Box 4660, Stamford, Connecticut 06907, attention: Aaron P. Hollander.

                 Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in writing to the other party. Any notice mailed pursuant to this Agreement by the Company or the Warrant Agent to any Holder shall be in writing and shall be mailed first class, postage prepaid, or delivered to the Holder at his address on the books of the Warrant Agent.

         SECTION 14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to principles of conflict of laws. The parties hereto agree to submit to the jurisdiction of the Courts of the State of California in any action or proceeding arising out of or relating to this Agreement.

         SECTION 15. SUCCESSORS. All the covenants and provisions of this Agreement shall bind and inure to the benefit of the parties' respective successors and assigns hereunder, including transferees of the Warrant Holders.

         SECTION 16. MERGER OR CONSOLIDATION OF THE COMPANY. So long as any Warrant remains outstanding, the Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to, any other corporation unless the successor or purchasing corporation, as the case may be (if not the Company), shall expressly assume, by supplemental agreement, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

         SECTION 17. CAPTIONS. The captions of the Sections of this Agreement have been inserted for convenience only and shall have no substantive effect.

         SECTION 18. COUNTERPARTS. This Agreement may be executed in any number of counterparts each of which so executed shall be deemed to be an original; but such counterparts together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed as of the day, month and year first above written.

                                         THE COMPANY:

                                         NATIONAL AIRMOTIVE CORPORATION,
                                         a California corporation


                                         By:
                                                --------------------------------
                                         Title:
                                                --------------------------------

                                         THE WARRANT AGENT:

                                         NATIONAL AIRMOTIVE CORPORATION,
                                         a California corporation


                                         By:
                                                --------------------------------
                                         Title:
                                                --------------------------------

                                         THE WARRANT HOLDER:

                                         CANPARTNERS INVESTMENTS III, L.P.,
                                         a California limited partnership,

                                         By:  Canyon Capital Management, L.P.
                                              its general partner

                                         By:  Canpartners Incorporated,
                                              its general partner


                                         By:
                                                --------------------------------
                                         Title:
                                                --------------------------------

                                        Address:

                                        9665 Wilshire Boulevard, Suite 200

                                        Beverly Hills, California 90212

                                   EXHIBIT A

                              Warrant Certificate

No. [  ]                                                          [     ] Shares


                         COMMON STOCK PURCHASE WARRANT

                              Void After 5:00 P.M.

                          Pacific Time on June 1, 2005


         THIS CERTIFIES THAT, for value received, [__________________________], the registered holder of these Common Stock Purchase Warrant (the "Warrant") or assigns (the "Holder"), is entitled to purchase from National Airmotive Corporation, a California corporation (the "Company"), at any time until 5:00 p.m. Pacific Time on June 1, 2005 (the "Expiration Date"), at the purchase price of $0.001 per share (the "Warrant Price"), the number of shares of Common Stock of the Company (the "Common Stock") which is equal to the number of Shares set forth above.

         This Warrant is issued under and in accordance with a Warrant Agreement dated as of June 1, 1995, between the Company and the Warrant Holder and is subject to the terms and provisions contained in the Warrant Agreement, to all of which the Holder of this Warrant by acceptance hereof consents. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Company.

         This Warrant may be exercised in whole or in part by presentation of this Warrant with the Purchase Form attached hereto duly executed and simultaneous payment of the Warrant Price at the principal office of the Company in Oakland, California. Payment of such price shall be made at the option of the Holder hereof in cash or by certified or official bank check. Terms relating to exercise of the Warrant are set forth more fully in the Warrant Agreement.

         This Warrant may be exercised in whole or in part. Upon partial exercise, a Warrant Certificate for the unexercised portion shall be delivered to the Holder. No fractional shares will be issued upon the exercise of this Warrant but one whole share shall be issued in lieu of any fraction upon the exercise of the Warrant. This Warrant is transferable as described in this Warrant Agreement at the office of the Company in Oakland, California, in the manner and subject to the limitations set forth in the Warrant Agreement.

         "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE OR OTHER DISPOSITION OR PLEDGE OF THESE SECURITIES OR THE SECURITIES UNDERLYING THESE SECURITIES CAN BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY OR A NO ACTION LETTER OR INTERPRETIVE OPINION OF THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT."

         The Holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company. Any notice to the contrary notwithstanding, and until such transfer on which books, the Company may treat the Holder hereof as the owner for all purposes.

         This Warrant shall not be valid or obligatory for any purpose until it shall have been countersigned by the Company.

                                         NATIONAL AIRMOTIVE CORPORATION



                                         By:       /s/  [SIGNATURE]
                                                -------------------------------
                                         Name:
                                                -------------------------------
                                         Title:
                                                -------------------------------




Attest       /s/  [SIGNATURE]
        -----------------------------
        Name:
              -----------------------
        Title:
              -----------------------


DATED: June 1, 1995

                                 PURCHASE FORM

                                Mailing Address



------------------------------------   ---------------------------------------

------------------------------------   ---------------------------------------

------------------------------------   ---------------------------------------


         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, _______________ shares of the stock provided for therein, and tenders herewith payment of the purchase price in full in the form of cash or by cashier's check in the amount of $______________.

         The undersigned requests that certificates for such shares be issued in the name of:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Please Print Name, Address and Social Security No.)

     DATED:
            -------------------------------

Name of Warrant Holder or Assignee:

--------------------------------------------------------------------------------

Address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Signature:
           ---------------------------------------------------------------------

Signature Guaranteed:  Note:    The above signature must correspond with the
                                name as written upon the face of this Warrant
                                Certificate in every particular, without alteration or enlargement or any change whatever, unless this Warrant has been assigned.